                         SUPPLEMENT DATED JULY 16, 2001
                         TO PROSPECTUS DATED MAY 1, 2001

                   PINNACLE FLEXIBLE PREMIUM VARIABLE ANNUITY
                                    issued by
                        INTEGRITY LIFE INSURANCE COMPANY

THIS SUPPLEMENT PROVIDES INFORMATION REGARDING PUTNAM FUNDS AND VAN KAMPEN LIFE UIT PORTFOLIOS THAT WILL BE AVAILABLE UNDER THE CONTRACT BEGINNING JULY 16, 2001. THIS SUPPLEMENT ADDS THE FOLLOWING INFORMATION TO THE PROSPECTUS UNDER THE HEADINGS INDICATED.

-    "TABLE OF ANNUAL FEES AND EXPENSES" IN SECTION 1 - SUMMARY:

PORTFOLIO ANNUAL EXPENSES AFTER WAIVER/REIMBURSEMENT
(AS A PERCENTAGE OF NET ASSETS)

                                                               MANAGEMENT        OTHER          12b-1       TOTAL ANNUAL
PORTFOLIO                                                         FEES          EXPENSES         FEE          EXPENSES
Putnam VT Voyager Fund II-Class IB Shares                         .70%            .30%         .25%(1)        1.25%(2)
Putnam VT International Growth Fund-Class IB Shares               .76%            .18%         .25%(1)        1.19%(2)
Putnam VT Technology Fund-Class IB Shares                        1.00%            .78%         .25%(1)        2.03%(2)
Putnam VT Growth and Income Fund-Class IB Shares                  .46%            .04%         .25%(1)         .75%(2)
Putnam VT Small Cap Value Fund-Class IB Shares                    .80%            .30%         .25%(1)        1.35%(2)
Van Kampen Bandwidth & Telecommunications                         .00%           1.20%         .00%           1.20%(3)
Van Kampen Biotechnology & Pharmaceutical                         .00%           1.20%         .00%           1.20%(3)
Van Kampen Internet                                               .00%           1.20%         .00%           1.20%(3)
Van Kampen Morgan Stanley High-Tech 35                            .00%           1.10%         .00%           1.10%(3)
Van Kampen Morgan Stanley U.S. Multinational                      .00%           1.10%         .00%           1.10%(3)

(1) The Funds' fees have been restated to reflect an increase in 12b-1 fees currently payable to Putnam Investment Management, LLC. The trustees of Putnam Variable Trust currently limit 12b-1 fee payments on Class IB shares to 0.25% of average net assets.

(2) Reflects annualized expenses as of December 31, 2000.

(3) These expenses are estimated based upon an initial accumulation unit value of $10. Van Kampen Funds, Inc. has agreed if actual organizational costs and annual expenses exceed $0.10 per unit in any year, Van Kampen Funds, Inc. will voluntarily pay any excess at its own expense. Please see the Van Kampen Life Portfolios prospectus for more detail.

-    "EXAMPLES" IN SECTION 1 - SUMMARY:

The examples shown below show the expenses on a $1,000 investment, assuming a $60,000 average contract value and a 5% annual rate of return on assets.

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

                                                                  1 YEAR        3 YEARS       5 YEARS      10 YEARS
                                                                  ------        -------       -------      --------
Putnam VT Voyager Fund II-Class IB Shares                         $107.14       $143.21       $181.76       $299.70
Putnam VT International Growth Fund-Class IB Shares               $106.53       $141.38       $178.72       $293.73
Putnam VT Technology Fund - Class IB Shares                       $115.13       $166.87       $220.59       $374.03
Putnam VT Growth and Income Fund - Class IB Shares                $102.02       $127.84       $156.16       $248.84
Putnam VT Small Cap Value Fund-Class IB Shares                    $108.17       $146.27       $186.81       $309.56
Van Kampen Bandwidth & Telecommunication                          $106.63       $141.68       $179.22       $294.73
Van Kampen Biotechnology & Pharmaceutical                         $106.63       $141.68       $179.22       $294.73
Van Kampen Internet                                               $106.63       $141.68       $179.22       $294.73
Van Kampen Morgan Stanley High- Tech 35                           $105.61       $138.62       $174.14       $284.71
Van Kampen Morgan Stanley U.S. Multinational                      $105.61       $138.62       $174.14       $284.71

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU ELECT TO ANNUITIZE OR DON'T SURRENDER YOUR CONTRACT AT THE END OF THE SPECIFIED PERIOD (I.E. NO DEFERRED SALES LOAD CHARGED):

                                                                  1 YEAR        3 YEARS       5 YEARS      10 YEARS
                                                                  ------        -------       -------      --------
Putnam VT Voyager Fund II-Class IB Shares                         $27.14        $83.21        $141.76       $299.70
Putnam VT International Growth Fund-Class IB Shares               $26.53        $81.38        $138.72       $293.73
Putnam VT Technology Fund-Class IB  Shares                        $35.13       $106.87        $138.72       $293.73
Putnam VT Growth and Income Fund-Class IB Shares                  $22.02        $67.84        $116.16       $248.84
Putnam VT Small Cap Value Fund-Class IB Shares                    $28.17        $86.27        $146.81       $309.56
Van Kampen Bandwidth & Telecommunications                         $26.63        $81.68        $139.22       $294.73
Van Kampen Biotechnology & Pharmaceutical                         $26.63        $81.68        $139.22       $294.73
Van Kampen Internet                                               $26.63        $81.68        $139.22       $294.73
Van Kampen Morgan Stanley High-Tech 35                            $25.61        $78.62        $134.14       $284.71
Van Kampen Morgan Stanley U.S. Multinational                      $25.61        $78.62        $134.14       $284.71

These examples assume the current charges that are borne by the Separate Accounts, and the total annual expenses of the Portfolios and the Divisions as they were for their most recent fiscal years or estimated expenses (after reimbursement), if applicable. The examples also assume that any applicable fee waivers or reimbursements will continue for the periods shown. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table assumes an estimated $60,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.50. The per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are shown only to increase your understanding of the various costs and expenses that apply to your contract, directly or indirectly. Premium taxes at the time of payout also may be applicable.

- "PUTNAM FUNDS" AND "VAN KAMPEN LIFE UIT PORTFOLIOS' IN SECTION 3 - YOUR INVESTMENT OPTIONS

PUTNAM FUNDS

Each fund is a mutual fund registered with the SEC. Putnam Investment Management, LLC ("Putnam Management") serves as the investment adviser of each portfolio.

INVESTMENT OBJECTIVES OF THE FUNDS. Below is a summary of the investment objectives of Putnam's Funds. YOU SHOULD READ THE PROSPECTUS FOR PUTNAM VARIABLE TRUST CAREFULLY BEFORE INVESTING.

PUTNAM VT VOYAGER FUND II

The fund seeks long-term growth of capital. The fund invests mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that Putnam Management believes are fast-growing and whose earnings it believes are likely to increase over time. The fund invests in companies of any size.

PUTNAM VT INTERNATIONAL GROWTH FUND

The fund seeks capital appreciation. The fund invests mainly in common stocks of companies outside the United States. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in midsized and large companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in developing (also known as emerging) markets.

PUTNAM VT GROWTH AND INCOME FUND

The fund seeks capital growth and current income. The fund invests mainly in common stocks of U.S. companies, with a focus on value stocks that offer potential for capital growth, current income or both. If Putnam Management is correct and other investors recognize the value of the company, the price of the stock may rise. Value stocks are those stocks Putnam Management believes are currently undervalued by the market. Putnam Management looks for companies undergoing positive change. It invests mainly in large companies.

PUTNAM VT TECHNOLOGY FUND

The fund seeks capital appreciation and invests mainly in common stocks of U.S. companies in the technology industries that Putnam Management believes offer the opportunity for gain. These types of stocks are typically considered growth stocks. Growth stocks are issued by companies that Putnam Management believes are fast-growing and whose earnings Putnam Management believes are likely to increase over time. The fund invests in companies of all sizes.

PUTNAM VT SMALL CAP VALUE FUND

The fund seeks capital appreciation. The fund invests mainly in common stocks of U.S. companies with a focus on value stocks. Values stocks are those that Putnam Management believes are currently undervalued by the market. Putnam Management looks for companies undergoing positive change. The fund invests mainly in small companies. These are companies of a size similar to those in the Russell 2000 Index, an index that measures the performance of small companies.

VAN KAMPEN LIFE UIT PORTFOLIOS

Each portfolio of Van Kampen Life Portfolios is a unit investment trust registered with the SEC. Van Kampen Funds, Inc. is the sponsor and depositor for each portfolio.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives and other information relating to the Van Kampen Life Portfolios. There is no guarantee that these objectives will be met. YOU SHOULD READ THE VAN KAMPEN LIFE PORTFOLIOS PROSPECTUSES CAREFULLY BEFORE INVESTING.

VAN KAMPEN BANDWIDTH & TELECOMMUNICATIONS PORTFOLIO

The Van Kampen Bandwidth and Telecommunications Portfolio seeks to increase the value of units over time by investing in a portfolio of stocks of companies diversified within the communications industry.

VAN KAMPEN BIOTECHNOLOGY AND PHARMACEUTICAL PORTFOLIO

The Van Kampen Biotechnology and Pharmaceutical Portfolio seeks to increase the value of units over time by investing in a portfolio of stocks of companies diversified within the biotechnology and pharmaceuticals industry. Van Kampen designed the portfolio to benefit from companies that are positioned for growth in these industries.

VAN KAMPEN INTERNET PORTFOLIO

The Van Kampen Internet Portfolio seeks to increase the value of units over time by investing in a portfolio of stocks of companies primarily involved in the enabling technology or communications services area of the Internet.

VAN KAMPEN HIGH-TECHNOLOGY 35 INDEX PORTFOLIO

The Van Kampen Morgan Stanley High-Technology 35 Index seeks to provide capital appreciation through investment in a portfolio of the common stocks included in the Morgan Stanley High-Technology 35 Index.(C) In creating the index, the Morgan Stanley Technology Research Group sought to design a benchmark that provides broad industry representation of equally-weighted, highly liquid, pure technology companies that is rebalanced annually. The index currently includes 35 pure technology companies representing the full breadth of technology industry segments.

VAN KAMPEN MORGAN STANLEY U.S. MULTINATIONAL INDEX PORTFOLIO

The Van Kampen Morgan Stanley U.S. Multinational Index Portfolio seeks capital appreciation through an investment in a portfolio of the stocks included in the Morgan Stanley U.S. Multinational Index.(C) The index consists of 50 of the largest U.S. based companies often referred to as the "New Nifty Fifty". The Morgan Stanley Research Group designed the index to measure the performance of companies that derive a significant portion of their activity from foreign operations.

TERMINATION OF VAN KAMPEN PORTFOLIOS

Because the Van Kampen Life Portfolio is a unit investment trust, it is only available for a fixed period of time. All of the Portfolios will be liquidated on May 1, 2003. We currently anticipate that the same investment strategy will be reapplied to any successor unit investment trust offered to succeed any of the Van Kampen Life Portfolios. However, there is no guarantee that Van Kampen will create a successor trust.

You will be required to give us instructions by April 30, 2003 about how to invest any account value in these Portfolios when they terminate. You will receive a notice requesting instructions prior to that time. Your choices at that time will include:

1. Giving us instructions to rollover your account value in the Van Kampen Life Portfolios to the successor portfolio, if available, or;
2. Giving us instructions to transfer any account value in the Van Kampen Life Portfolios to any other investment options available under contract. This transfer will be made on the date you give us your transfer instructions, unless you direct us to make the transfer on date of liquidation.

If you do not pick either of these choices at that time, you will be deemed to have instructed us to transfer any of you account value in the Van Kampen Life Portfolios to the Janus Aspen Money Market Portfolio on the date of liquidation.